EXHIBIT 10.5

THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO

AND

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC

_________________________________

LOAN AGREEMENT

___________________________________

Dated as of November 1, 2006

The amounts payable to The Industrial Development Corporation of Gooding County, Idaho and the rights of such Corporation under this Loan Agreement (subject to certain limitations described in the Indenture of Trust described below) have been assigned to Wells Fargo Bank, National Association, as Trustee under the Indenture of Trust, dated as of November 1, 2006, from The Industrial Development Corporation of Gooding County, Idaho, on behalf of the holders of the bonds issued pursuant to such Indenture.

Exhibit 10.05 Loan_Ag_1939617.01.16

2126035•5/1/07

TABLE OF CONTENTS

Parties

1

Recitals

1

ARTICLE I

DEFINITIONS

2

ARTICLE II

REPRESENTATIONS

5

Section 2.1.

Representations by the Issuer

5

Section 2.2.

Representations by the Company

6

ARTICLE III

CONSTRUCTION OF PROJECT; ISSUANCE OF BONDS; INVESTMENTS; ARBITRAGE

8

Section 3.1.

Agreement to Construct and Equip the Project

8

Section 3.2.

Agreement to Issue Bonds; Application of Bond Proceeds

8

Section 3.3.

Disbursements from the Construction Fund

9

Section 3.4.

Establishment of Completion Date; Obligation of the Company to Complete  10

Section 3.5.

Authorized Company Representative

11

Section 3.6.

Investment of Moneys  in the Bond Fund, the Construction Fund and the Debt Service Reserve Fund Permitted  11

Section 3.7.

Special Arbitrage Certifications

12

ARTICLE IV

LOAN AND PROVISIONS FOR PAYMENT

13

Section 4.1.

The Loan.

13

Section 4.2.

Obligations of Company Hereunder Unconditional

14

Section 4.3.

Payments Pledged

14

Section 4.4.

Payment of Trustee and Paying Agent Expenses

15

ARTICLE V

SPECIAL COVENANTS

15

Section 5.1.

Limited Liability of Issuer

15

Section 5.2.

Issuer’s Right of Access to the Project

16

Section 5.3.

Company to Maintain Its Existence; Conditions Under Which Exceptions Permitted  16

Section 5.4.

Release and Indemnification Covenants

16

Section 5.5.

Annual Statements.

18

Section 5.6.

Tax Exempt Status of the Bonds

18

Section 5.7.

Insurance Required

18

Section 5.8.

Insurance Proceeds

18

Section 5.9.

Redemption of Bonds

18

Section 5.10.

No Other Assets or Business.

18

Section 5.11.

Taxes and Governmental Charges.

19

-i-

Section 5.12.

Maintenance

19

Section 5.13.

Removal of Portions of the Project

19

Section 5.14.

Operation of Project

20

Section 5.15.

Damage; Destruction and Eminent Domain

20

Section 5.16.

Debt Service Coverage Ratio

21

Section 5.17.

Workers’ Compensation Coverage

21

Section 5.18.

Contracts with the Guarantor

21

Section 5.19.

Indebtedness

21

Section 5.20.

Loans and Advances

21

Section 5.21.

Bankruptcy and Insolvency

21

Section 5.22.

Adequate Capital

22

Section 5.23.

Liquidation, Dissolution, Consolidation, Merger and Sale of Assets

22

Section 5.24.

Commingling of Funds

22

Section 5.25.

Segregation of Assets

22

Section 5.26.

Responsibility for Debts of Others

22

Section 5.27.

Funding of Operating Reserve Fund

22

ARTICLE VI

EVENTS OF DEFAULT AND REMEDIES

22

Section 6.1.

Events of Default Defined

22

Section 6.2.

Remedies on Default

24

Section 6.3.

No Remedy Exclusive

25

Section 6.4.

Agreement to Pay Attorneys’ Fees and Expenses

25

Section 6.5.

No Additional Waiver Implied by One Waiver; Consents to Waivers

25

ARTICLE VII

PREPAYMENTS

25

Section 7.1.

Option to Prepay

25

Section 7.2.

Obligation to Prepay

26

ARTICLE VIII

MISCELLANEOUS

26

Section 8.1.

Binding Effect

26

Section 8.2.

Execution in Counterparts

26

Section 8.3.

Amendments, Changes and Modifications

26

Section 8.4.

Severability

26

Section 8.5.

Members, Managers, Directors, Officers and Employees Exempt from Personal Liability  26

Section 8.6.

Amounts Remaining in Bond Fund

27

Section 8.7.

Notices

27

Section 8.8.

Further Assurances

27

Section 8.9.

Applicable Law.

27

Section 8.10.

Term of the Agreement

28

Section 8.11.

Extent of Covenants of the Issuer; No Personal Liability

28

-ii-

Signature Page

29

Exhibit A — Project Description

1

-iii-

LOAN AGREEMENT dated as of November 1, 2006 between The Industrial Development Corporation of Gooding County, Idaho, a public corporation duly organized and existing under the laws of the State of Idaho (the “Issuer”), and Intrepid Technology and Resources Biogas, LLC, a limited liability company organized and existing under the laws of the State of Idaho (the “Company”).

WITNESSETH:

WHEREAS, pursuant to the laws of the State of Idaho (the “State”), and particularly Section 5 of Article VIII of the Constitution of the State of Idaho and Title 50, Chapter 27, of the Idaho Code, as supplemented and amended (the “Act”), the Issuer is authorized to issue its revenue bonds for the purpose of financing costs of industrial development facilities and solid waste disposal facilities for private users, to the end that the Issuer may be able to promote higher employment, encourage the development of new jobs, maintain and supplement the capital investments in industry that currently exist in the State, encourage future employment by ensuring future capital investment, attract environmentally sound industry to the State, protect and enhance the quality of natural resources and the environment, and promote the products and conservation of energy; and

WHEREAS, the Company proposes to finance certain solid waste disposal facilities to be owned by the Company and located on two existing dairy farms in the Counties of Gooding and Minidoka, Idaho (collectively, the “Project”), more particularly described in Exhibit A hereto; and

WHEREAS, the Issuer proposes to issue its $7,640,000 Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006 (the “Bonds”) pursuant to the Indenture (as hereinafter defined) in order to loan the proceeds thereof to the Company, and the Company desires to use such proceeds to (a) finance the Project, (b) pay interest on the Bonds during the construction of the Project, (c) fund a debt service reserve fund for the benefit of the owners of the Bonds and (d) pay certain costs relating to the issuance of the Bonds, all constituting “project costs” of “industrial development facilities” as permitted by the Act; and

WHEREAS, the Bonds will be issued pursuant to an Indenture of Trust dated as of November 1, 2006 (the “Indenture”) between the Issuer and Wells Fargo Bank, National Association, as Trustee (the “Trustee”);

NOW, THEREFORE, in consideration of the respective representations and agreements herein contained, the parties hereto agree as follows (provided that any obligation of the Issuer created by or arising out of this Agreement shall not impose a debt of the State of Idaho, of Gooding County or of any other municipal corporation, quasi-municipal corporation, subdivision or agency of the State of Idaho or a pledge of any or all of the faith and credit of any of such entities, but shall be payable solely out of the revenues and receipts derived by the Issuer under this Loan Agreement (except to the extent paid out of moneys attributable to the proceeds of the sale of the Bonds referred to herein or the income from the temporary investment thereof or as otherwise provided in the Indenture)):

ARTICLE I

DEFINITIONS

All terms used herein which are defined in the Indenture shall have the same meanings assigned them in the Indenture unless the context otherwise requires.  In addition, the following terms shall have the meanings specified in this Article unless the context requires otherwise.  The singular shall include the plural and the masculine shall include the feminine:

“Affiliates” means, in their capacities as such, any past, present or future shareholders, partners, members, officers, directors, trustees, employees, agents, servants, other representatives, attorneys, insurers, heirs, personal representatives, executors, assigns, parent corporations, subsidiaries, affiliates (including persons or entities controlling, controlled by, or under common control with a party), assigns, or successors or predecessors in interest of and persons claiming through any party or any of the foregoing persons or entities.

“Agreement” means this Loan Agreement and, where the context permits, all amendments and supplements hereto.

“Authorized Company Representative” means the Manager (as hereinafter defined) or any person who, at the time, shall have been designated as such pursuant to the provisions of Section 3.5 hereof by a written certificate furnished to the Issuer and the Trustee containing the specimen signature of such person and signed on behalf of the Company by its Manager.  Such certificate shall designate an alternate or alternates.

“Authorized Issuer Representative” means any person at the time designated to act on behalf of the Issuer by a written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by its President or its Secretary.  Such certificate shall designate an alternate or alternates.

“Bond Counsel” means, initially, Chapman and Cutler LLP and, thereafter, any attorney at law or firm of attorneys of nationally recognized standing in matters pertaining to the validity of, and the tax-exempt nature of interest on, bonds issued by states and their political subdivisions, selected by the Company and duly admitted to the practice of law before the highest court of any state of the United States of America, but shall not include counsel to the Company.

“Business Day” means a business day at the designated corporate trust office of the Trustee.

“Capitalized Interest Account” means the Capitalized Interest Account created and established within the Construction Fund in Section 510 of the Indenture.

“Company” means Intrepid Technology and Resources Biogas, LLC, and any surviving, resulting or transferee entity as provided in Section 5.3 hereof.

“Completion Date” means the date of completion of construction of the Project.

“Construction Fund” means the Construction Fund created and established in Section 510 of the Indenture.

“Construction Period” means the period between the beginning of construction of the Project or the date on which the Bonds are first delivered to the purchasers thereof, whichever is earlier, and the Completion Date.

“Corporation” means Intrepid Technology and Resources, Inc., an Idaho corporation, and its successors and assigns.

“Cost of the Project” means the sum of the items authorized to be paid from the Construction Fund (including the Capitalized Interest Account and the Costs of Issuance Account) pursuant to the provisions of Section 3.3 hereof.

“Costs of Issuance Account” means the Costs of Issuance Account created and established within the Construction Fund in Section 510 of the Indenture.

“Counsel” means an attorney at law or a firm of attorneys (who or which may be an employee of or counsel to the Issuer or the Company) duly admitted to the practice of law before the highest court of any state of the United States of America.

“Engineer” means an engineer (who may be an employee of the Company) or engineering firm qualified to practice the profession of engineering under the laws of the State and who or which is acceptable to the Trustee.

“EPA” means the Environmental Protection Agency of the State and any successor body, agency, commission or department.

“Exempt Facilities” means facilities which qualify (i) as “solid waste disposal facilities” as defined in Section 142(a)(6) of the Code and (ii) as “industrial development facilities” under Section 50-2702(6) of the Act.

“Favorable Opinion of Bond Counsel” means, with respect to any action the occurrence of which requires such an opinion, an unqualified written opinion of Bond Counsel to the effect that such action is permitted under the Act and the Indenture and will not impair the exclusion of interest on the Bonds from gross income for purposes of federal income taxation (subject to the inclusion of any exceptions contained in the opinion of Bond Counsel delivered on the date of issuance of the Bonds).  In situations where a Favorable Opinion of Bond Counsel or an opinion of Bond Counsel is required or requested to be delivered hereunder or under the Indenture, the Trustee shall accept (unless otherwise directed by the Company) an opinion in such form and with such disclosures as may be required so that such opinion will not be treated as a “covered opinion” for purposes of the Treasury Department regulations governing practice before the Internal Revenue Service (Circular 230), 31 CFR Part 10.

“Guaranty” means the Guaranty Agreement dated as of November 1, 2006, from the Corporation, to the Trustee, as amended or modified from time to time in accordance with the terms of the Indenture.

The words “hereof,” “herein,” “hereunder” and other words of similar import refer to this Agreement as a whole.

“Indenture” means the Indenture of Trust between the Issuer and Wells Fargo Bank, National Association, as Trustee, of even date herewith, including any indenture supplemental thereto or amendatory thereof.

“Issuer” means The Industrial Development Corporation of Gooding County, Idaho, a public corporation duly organized and existing under the Constitution and laws of the State, including the Act, or any successor to its rights and obligations under this Agreement and the Indenture.

“Manager” means the manager of the Company appointed pursuant to the operating agreement of the Company, which, as of the date of this Agreement, is the Corporation.

“Net Proceeds” means, as to any insurance proceeds or any condemnation award, the amount remaining after deducting therefrom all expenses (including attorneys’ fees) incurred in the collection of such proceeds or award.

“Operating Reserve Fund” means the Operating Reserve Fund created and established in Section 516 of the Indenture.

“Plans and Specifications” means the plans and specifications prepared for the Project by the Company, as amended from time to time prior to the Completion Date, which plans and specifications are on file at the principal office of the Company.

“Project” means the buildings, foundations, machinery, tanks, equipment, systems or processes, or any portion thereof, which are (i) Exempt Facilities, (ii) used or to be used in conjunction with the operations of the Company at the Dairies, and (iii) briefly described in Exhibit A hereto, together with all additions, modifications or substitutions therefor.

“Project Certificate” means the Project Certificate delivered by the Company on the date of the issuance of the Bonds with respect to the use of the proceeds of the Bonds and the Project.

“Rebate Fund” means the Rebate Fund, if any, established in accordance with the requirements of the Tax Agreement.

“Regulations” means the Treasury Regulations dealing with the tax-exempt bond provisions of the Code.

“SEDA” means the Standby Equity Distribution Agreement dated March 10, 2005 between the Guarantor and Cornell Capital Partners, LP.

“Trustee” means the trustee and/or the co-trustee at the time serving as such under the Indenture.

Any reference herein to the Issuer shall include those which succeed to its functions, duties or responsibilities pursuant to or by operation of law or who are lawfully performing its functions.  Any reference to a section or provision of the Constitution of the State, the Act, or to a section, provision or chapter of the Idaho Code shall include such section or provision or chapter as from time to time amended, modified, revised, supplemented or superseded; provided, however, that no such change in the Constitution or laws shall be deemed applicable by reason of this provision if such change would in any way constitute an impairment of the rights of the Issuer or the Company under this Agreement.

ARTICLE II

REPRESENTATIONS AND COVENANTS

Section 2.1.

Representations and Covenants by the Issuer.  The Issuer makes the following representations and covenants, as applicable, as the basis for the undertakings on its part herein contained:

(a)

The Issuer is a public corporation of the State, duly created and existing under the Constitution and laws of the State.

(b)

Under the provisions of the Act and proceedings of the Issuer, the Issuer has the power and authority to enter into the transactions contemplated by, and to execute and deliver, this Agreement, the Tax Agreement, the Indenture and the Bonds and to carry out its obligations hereunder and thereunder.

(c)

Neither the execution and delivery of this Agreement, the Indenture, the Tax Agreement and the Bonds, the consummation of the transactions contemplated hereby or thereby nor the fulfillment of or compliance with the terms and conditions of this Agreement, the Indenture, the Tax Agreement and the Bonds conflicts with or results in a breach of the terms, conditions or provisions of any restriction or any agreement or instrument to which the Issuer is now a party or by which it is bound, or constitutes a default under any of the foregoing.

(d)

The Bonds are to be issued under the Indenture and the payment of the principal of, premium, if any, and interest on the Bonds are to be secured under the Indenture by an assignment and pledge to the Trustee of all Revenues (other than amounts payable to the Issuer pursuant to Sections 5.4, 5.11 and 6.4 hereof) and all right, title and interest of the Issuer in and to this Agreement (except as provided herein).

(e)

The Issuer has not assigned or pledged and will not assign or pledge its right, title or interest in or to this Agreement, other than to secure the Bonds and as otherwise provided in the Indenture.

(f)

No director, officer, agent or employee of the Issuer has, directly or indirectly, any financial interest in any property to be included in or any contract for property, services or materials to be furnished or used in connection with the Project.

Section 2.2.

Representations and Covenants by the Company.  The Company makes the following representations and covenants, as applicable, as the basis for the undertakings on its part herein contained:

(a)

The Company is a limited liability company duly organized and validly existing under the laws of, and is in good standing in, the State; has full power and authority to enter into and perform, and by proper action has been duly authorized to execute and deliver, this Agreement, the Tax Agreement, the Mortgage and the Collateral Assignment and to perform its obligations hereunder and thereunder.

(b)

This Agreement, the Tax Agreement, the Mortgage and the Collateral Assignment have by proper action been duly authorized, executed and delivered by the Company, and all steps necessary have been taken to constitute this Agreement, the Tax Agreement, the Mortgage and the Collateral Assignment, when duly executed and delivered by the respective parties thereto, valid and binding obligations of the Company enforceable in accordance with their terms (except that the binding effect and enforceability thereof may be subject to limitations upon the right to obtain judicial orders requiring specific performance and may be limited by the application of general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium and similar laws in effect from time to time affecting the rights of creditors).

(c)

Neither the execution and delivery of this Agreement, the Tax Agreement, the Mortgage and the Collateral Assignment, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, the Tax Agreement, the Mortgage and the Collateral Assignment, is in violation of any provision of its organizational documents or any law or regulation applicable to the Company, or of any writ or decree of any court or governmental instrumentality or of any mortgage, indenture, contract, agreement or other undertaking to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, conflicts with or results in a breach of any of the terms, conditions or provisions of any restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever (other than pursuant to the terms of the Mortgage and the Collateral Assignment) upon any of the property or assets of the Company under the terms of any instrument or agreement to which the Company is now a party or by which it is bound.

(d)

To provide for the financing of the Project, the payment of interest on the Bonds during the construction of the Project, the funding of the Debt Service Reserve Fund and costs incidental thereto, the Company has requested the Issuer to issue its Bonds in the amount and having the terms and conditions specified in the Indenture.

(e)

The Project, which is used wholly for the removal, reduction and disposal of solid waste, is an Exempt Facility and is consistent with the purposes of the Act.

(f)

There is no action, suit, proceeding, inquiry or investigation (whether or not purportedly on the Company’s behalf) at law or in equity, before or by any judicial or administrative court, agency, department, board or instrumentality or before any arbitrator, pending or, to the Company’s knowledge, threatened against or affecting the Company wherein an unfavorable decision, ruling or finding would, materially adversely affect the transactions contemplated by this Agreement or the validity or enforceability of this Agreement, the Tax Agreement, the Mortgage and the Collateral Assignment.

(g)

The Project will be maintained so long as any Bonds are outstanding under the Indenture, to comply, in all material respects, with all applicable building, zoning, planning, environmental, health, safety and industrial standards or restrictions enacted or promulgated by the State, any political subdivision thereof or the United States of America or any agency thereof.

(h)

The Company has obtained, or prior to the Completion Date, will obtain, all necessary governmental approvals to operate the Project and to otherwise perform its obligations hereunder.

(i)

The Company presently intends to use or operate the Project in a manner consistent with the Act until the date on which the Bonds have been fully paid and knows of no reason why the Project will not be so operated.  If, in the future, there is a cessation of such operation it will comply with the provisions of the Project Certificate (including paragraph 5 under “Other Representations and Covenants”) and will use commercially reasonable efforts to resume such operation or accomplish an alternate use by the Company or others which will be consistent with the Act.

(j)

The statements, information and descriptions contained in the Project Certificate, as of the date hereof and at the time of the delivery of the Bonds to the initial purchasers thereof, are and will be true, correct and complete, do not and will not contain any untrue statement or misleading statement of a material fact, and do not and will not omit to state a material fact required to be stated therein or necessary to make the statements, information and descriptions contained therein, in the light of the circumstances under which they were made, not misleading, and the estimates and the assumptions contained in the Project Certificate, as of the date hereof and at the time thereof, are and will be reasonable and based on the best information available to the Company.

(k)

The Company does not own any asset or property other than (i) its interest in the Project, and (ii) incidental personal property necessary for the ownership or operation of the Project.

(l)

The Company has not incurred any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Bonds and (ii) any unsecured trade debt customarily payable within thirty (30) days.

(m)

The Company has not made any loans or advances to any third party (including the Guarantor) or any affiliate of the Company or the Guarantor.

(n)

The Company has maintained its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of the Guarantor, any affiliate of the Company or the Guarantor, or any other person.

(o)

The Company has not held itself out to be responsible for the debts or obligations of any other person.

ARTICLE III

CONSTRUCTION OF PROJECT; ISSUANCE OF BONDS; INVESTMENTS; ARBITRAGE

Section 3.1.

Agreement to Construct and Equip the Project.  The Company agrees that it will acquire or construct, or complete the acquisition and construction of, the Project substantially in accordance with the Plans and Specifications and all applicable laws.

In the event that Exhibit A hereto is to be amended or supplemented in accordance with the provisions of Section 1201 of the Indenture, the Issuer will enter into, and will instruct the Trustee to consent to, an amendment of or supplement to Exhibit A hereto upon receipt of:

(i)

a certificate of an Authorized Company Representative describing in detail the proposed changes; and

(ii)

 a copy of the proposed form of amendment or supplement to Exhibit A hereto and such other documents, certificates and showings as may be required by counsel rendering the opinion in clause (iii) of this paragraph; and

(iii)

 an opinion of Bond Counsel to the effect that such amendment complies with the requirements of this Section 3.1, is in proper form for execution and delivery by the Issuer and will not, in and of itself, adversely affect the validity of the Bonds or the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

Section 3.2.

Agreement to Issue Bonds; Application of Bond Proceeds.  In order to provide funds to lend to the Company to finance the Cost of the Project and fund the Debt

Service Reserve Fund, the Issuer agrees that it will sell and cause to be delivered to the purchasers thereof $7,640,000 aggregate principal amount of the Bonds having the terms specified in the Indenture.  Upon receipt of the proceeds the Issuer will cause the Trustee to make the deposits specified in Section 601 of the Indenture.

Section 3.3.

Disbursements from the Construction Fund.  The Issuer hereby authorizes and directs the Trustee, upon compliance with Section 511 of the Indenture, to disburse moneys in the Construction Fund to or on behalf of the Company for the following purposes (but, subject to the provisions of Section 3.4 hereof, for no other purpose):

(a)

Payment to the Corporation of the amount of $1,350,000, to reimburse the Corporation in full for all advances and payments made by it at any time prior to the delivery of the Bonds for expenditures in connection with the preparation of the Plans and Specifications (including any preliminary study or planning of the Project or any aspect thereof) and the construction and acquisition of the Project.

(b)

Payment to the Company of such amounts, if any, as shall be necessary to reimburse the Company in full for all advances and payments made by it at any time prior to or after the delivery of the Bonds for expenditures in connection with the preparation of the Plans and Specifications (including any preliminary study or planning of the Project or any aspect thereof) and the construction and acquisition of the Project.

(c)

Payment of Costs of Issuance including the initial or acceptance fee of the Trustee, legal, financial and accounting fees and expenses, and printing and engraving costs incurred in connection with the authorization, issuance and sale of the Bonds, the execution and filing of the Indenture and the preparation and recording or filing of the Mortgage, the Guaranty, the Collateral Assignment and all other documents in connection therewith, and payment of all fees, costs and expenses for the preparation of this Agreement, the Tax Agreement, the Indenture, the Mortgage, the Guaranty, the Collateral Assignment, any related legal opinions and all other documents in connection with the authorization, issuance and sale of the Bonds.

(d)

Payment for labor, services, materials and supplies used or furnished in the construction, acquisition and construction management of the Project, and payment of amounts due under contracts for the acquisition, construction and installation of the Project, all as provided in the plans, specifications and work orders therefor.

(e)

Payment of the fees, if any, for architectural, engineering, legal, underwriting and supervisory services with respect to the Project.

(f)

To the extent not paid by a contractor for construction or installation with respect to any part of the Project, payment of the premiums on all insurance required to be taken out and maintained during the Construction Period.

(g)

Payment of the taxes, assessments and other charges, if any, that may become payable during the Construction Period with respect to the Project, or reimbursement thereof if paid by the Company.

(h)

Payment of expenses incurred in seeking to enforce any remedy against any contractor or subcontractor in respect of any default under a contract relating to the Project.

(i)

Interest on the Bonds during construction of the Project.

(j)

Payment of any other costs which constitute part of the Cost of the Project in accordance with generally accepted accounting principles and which are permitted by the Act and will not affect the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

(k)

For transfer to the Rebate Fund in order to comply with the provisions of the Tax Agreement.

All moneys remaining in the Construction Fund after the Completion Date and after payment or provision for payment of all other items provided for in the preceding subsections (a) to (j), inclusive, of this Section, shall at the direction of the Company be used in accordance with Section 3.4 hereof.

Section 3.4.

Establishment of Completion Date; Obligation of the Company to Complete.  As soon as practicable after the completion of construction of the Project, and in any event not more than 90 days thereafter, the Company shall furnish to the Trustee a certificate signed by an Authorized Company Representative stating (i) that construction of the Project has been completed substantially in accordance with the Plans and Specifications, (ii) the Completion Date, (iii) the Cost of the Project, (iv) the portion of the Cost of the Project which has then been paid and (v) the portion of the Cost of the Project which has not yet then been paid.  Such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.  Moneys (including investment proceeds) remaining in the Construction Fund on the date of such certificate may be used, at the direction of an Authorized Company Representative, for the payment, in accordance with the provisions of this Agreement, of any Cost of the Project not then paid as specified in the above-mentioned certificate.  Any moneys (including investment proceeds) remaining in the Construction Fund on the date of such certificate and not so set aside for the payment of such Costs of the Project shall, as soon as practicable after the delivery of such certificate, and no later than five days thereafter, at the direction of the Company, be used in accordance with Section 1.142-2 of the Regulations or any successor thereto.  The Company acknowledges that these provisions generally require that a portion of the Bonds be redeemed, or defeased to the first call date (with appropriate notice to the Internal Revenue Service), within 90 days of the earlier of (i) the date on which the Company determines that the Project will not be completed or (ii) the date on which the Project is Placed-in-Service (as defined in the Tax Agreement).

In the event the moneys in the Construction Fund available for payment of the Cost of the Project should not be sufficient to pay the costs thereof in full, the Company agrees to pay directly, or to deposit in the Construction Fund moneys sufficient to pay, the costs of completing the Project as may be in excess of the moneys available therefor in the Construction Fund.  The Issuer does not make any warranty, either express or implied, that the moneys which will be paid into the Construction Fund and which, under the provisions of this Agreement, will be available for payment of the Cost of the Project, will be sufficient to pay all the costs which will be incurred in that connection.  The Company agrees that if after exhaustion of the moneys in the Construction Fund the Company should pay, or deposit moneys in the Construction Fund for the payment of any portion of the Cost of the Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Issuer or from the Trustee or from the owners of any of the Bonds, nor shall it be entitled to any diminution of the loan repayment installments or other amounts payable under Section 4.1 hereof.  Nothing herein contained shall be construed in derogation of any intent of the Issuer to issue additional bonds under the Act for the purpose of financing such excess costs.

Section 3.5.

Authorized Company Representative.  Prior to the initial sale of the Bonds, the Company shall appoint an Authorized Company Representative for the purpose of taking all actions and making all certificates required to be taken and made by the Authorized Company Representative under the provisions of this Agreement, and, if such Authorized Company Representative is not the Manager, shall appoint alternate Authorized Company Representatives to take any such action or make any such certificate if the same is not taken or made by the Manager.  In the event any of said persons, or any successor appointed pursuant to the provisions of this Section, should resign or become unavailable or unable to take any action or make any certificate provided for in this Agreement, another Authorized Company Representative or alternate Authorized Company Representative shall thereupon be appointed by the Company.  If the Company fails to make such designation within ten days following the date when the then incumbent resigns or becomes unavailable or unable to take any of the said actions, the Treasurer of the Corporation shall serve as the Authorized Company Representative.  Whenever under the provisions of this Agreement, the Mortgage or the Collateral Assignment the approval of the Company is required or the Issuer is required to take some action at the request of the Company, such approval or such request shall be made by the Authorized Company Representative unless otherwise specified in this Agreement and the Issuer or the Trustee shall be authorized to act on any such approval or request and the Company shall have no complaint against the Issuer or the Trustee as a result of any such action taken.

Section 3.6.

Investment of Moneys in the Bond Fund, the Construction Fund and the Debt Service Reserve Fund Permitted.  Any moneys held as a part of the Bond Fund, the Construction Fund, the Capitalized Interest Account, the Costs of Issuance Account, the Operating Reserve Fund and the Debt Service Reserve Fund shall at the request of, and as directed by, an Authorized Company Representative, confirmed in writing, be invested or reinvested by the Trustee, to the extent permitted by law and subject to the limitations set forth in the Tax Agreement, in any of the following:  (i) any bonds or other obligations which as to principal and interest constitute direct obligations of or are unconditionally guaranteed by the United States of America; (ii) obligations of the Federal National Mortgage Association; (iii) obligations of the Federal Farm Credit System; (iv) obligations of Federal Land Banks; (v)

obligations of Federal Home Loan Banks; (vi) obligations issued or guaranteed by any state or political subdivision thereof rated AA or higher by Moody’s Investors Service, Inc. or by Standard & Poor’s Ratings Services, both of New York, New York, or their successors; (vii) commercial or finance paper which is rated either P-1 or A-1 or an equivalent by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services, both of New York, New York, or their successors; (viii) bankers’ acceptances drawn on and accepted by commercial banks (including the Trustee); (ix) certificates of deposit issued by commercial banks (including the Trustee) which have a combined capital and surplus of at least $50,000,000; (x) shares in an investment company registered under the Investment Company Act of 1940, as amended (including funds for which the Trustee, its affiliates or subsidiaries provide investment advisory or other management services), the assets of which are invested solely in any or all of the investments specified above; and (xi) any other investment then permitted by the laws of the State, including a money market fund managed or advised by any affiliate of the Trustee, which affiliate receives a fee.

The Company acknowledges that regulations of the Comptroller of the Currency grant the Company the right to receive brokerage confirmations of the security transactions as they occur.  The Company specifically waives such notification to the extent permitted by law and will receive periodic cash transaction statements that will detail all investment transactions.

Any such securities may be purchased at the offering or market price thereof at the time of such purchase.  Such investments shall mature in such amounts and at such times, or shall be readily marketable prior to their maturities as the Company may direct.

The Trustee may make any and all such investments through its own bond department.  Any such investment shall be held by or under the control of the Trustee and any loss resulting from such investment shall be charged to the Fund or Account which was used to purchase such investment.  All income derived from such investments shall be deposited into the Funds provided in accordance with the provisions of Section 701 of the Indenture.  For the purposes of this Section, any interest bearing deposits, including certificates of deposit, issued by or on deposit with the Trustee shall be deemed to be investments and not deposits.

Section 3.7.

Special Arbitrage Certifications.  Prior to the issuance of the Bonds, the Issuer and the Company will certify as to facts establishing their reasonable expectation that the proceeds of the Bonds will not be used in a manner that would cause the Bonds to be classified as “arbitrage bonds” under Section 148(a) of the Code and regulations prescribed under that Section.  Any officer of the Issuer having responsibility for issuing the Bonds is authorized and directed, alone or in conjunction with any other officer, employee, consultant or agent of the Issuer or any officer of the Company, to give an appropriate certificate of the Issuer, for inclusion in the transcript of proceedings for the Bonds, setting forth the reasonable expectations of the Issuer regarding the amount and use of such proceeds and the facts and estimates on which such expectations are based, such certificate to be premised on the reasonable expectations of the Company and the facts and estimates on which they are based as certified by the Company, all as of the date of delivery of and payment for the Bonds pursuant to said Section 148(a) and Regulations thereunder. To the best knowledge and belief of the Company, there are no facts or circumstances that would materially change the foregoing conclusion.  The Issuer hereby certifies to the Company that it has not been notified of any listing or proposed listing of it by the Internal Revenue Service as a bond issuer whose arbitrage certifications may not be relied upon.

The Issuer (based on representations and warranties of the Company and the actions of the Company in conformity therewith) and the Company jointly and severally covenant with all purchasers and owners of the Bonds from time to time outstanding that so long as any of the Bonds remain outstanding, moneys on deposit in any fund or account in connection with the Bonds, whether or not such moneys were derived from the proceeds of the sale of the Bonds or from any other sources, will not be used in a manner which will cause the Bonds to be “arbitrage bonds” within the meaning of Section 148(a) of the Code, and any lawful Regulations promulgated or proposed thereunder, including Treas. Reg. §§1.103-13 through 1.103-15 and Section 1.103-15 AT (26 CFR Part 1) as the same exist on this date, or may from time to time hereafter be amended, supplemented or revised.

ARTICLE IV

LOAN AND PROVISIONS FOR PAYMENT

Section 4.1.

The Loan.  In order to finance the Cost of the Project and fund the Debt Service Reserve Fund, the Issuer hereby agrees to loan the proceeds received from the sale of the Bonds to the Company.  Such proceeds shall be disbursed and applied in accordance with Article III hereof.  To repay the loan from the Issuer, on or before each date provided in or pursuant to the Indenture for the payment of principal of, premium, if any, and/or interest on the Bonds, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company covenants and agrees to pay to the Trustee in federal or other immediately available funds at the principal corporate trust office of the Trustee for deposit in the Bond Fund, a sum equal to the amount payable on such date as principal (whether at maturity, or upon redemption or acceleration), premium, if any, and interest upon the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any such payment shall be reduced by the amount of moneys on deposit in the Capitalized Interest Account on any date when capitalized interest is due and payable on the Bonds and available to pay such interest and moneys on deposit in the Bond Fund on any such date and available to pay the principal of and premium, if any, and interest on the Bonds on such date (excluding moneys on deposit in the Bond Fund for the payment of past due principal of or premium, if any, or interest on Bonds in cases where Bonds have not been presented for payment or interest checks have not been cashed).  Notwithstanding the foregoing, if on any date on which the payment of the principal of or premium, if any, or interest on Bonds is due, the Trustee shall not have sufficient moneys on deposit in the Bond Fund and available therefor to make each such payment in full, the Trustee shall transfer moneys from the Debt Service Reserve Fund to the Bond Fund as provided in Section 514 of the Indenture.

If funds are withdrawn from the Debt Service Reserve Fund and such withdrawal reduces the amount on deposit in the Debt Service Reserve Fund to less than the Debt Service Reserve Fund Requirement, the Company covenants to restore such deficiency by making monthly deposits to the Debt Service Reserve Fund, commencing as of the first day of the month following such withdrawal, in an amount not less than the amount sufficient to restore such deficiency in twelve equal monthly installments.  If on any date on which investments in the Debt Service Reserve Fund are required to be valued pursuant to Section 514 of the Indenture, the amount on deposit therein shall be less than the Debt Service Reserve Fund Requirement, the Company shall reimburse the Debt Service Reserve Fund for such difference by depositing an amount sufficient to restore the amount on deposit in the Debt Service Reserve Fund to 100% of the Debt Service Reserve Fund Requirement within 60 days of such valuation date.

Each payment made pursuant to this Section 4.1 shall be made during normal banking hours.  In the event the Company should fail to make any of the payments required in this Section 4.1 and there are not sufficient moneys in the Debt Service Reserve Fund to transfer to the Bond Fund for such payment, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at the rate of interest borne by the Bonds from the due date thereof until paid.

Section 4.2.

Obligations of Company Hereunder Unconditional. The obligations of the Company to make the payments required in Section 4.1 hereof and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional and shall not be subject to any defense or any right of set-off, counterclaim, abatement or otherwise and until such time as the principal of and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company (i) will not suspend or discontinue, or permit the suspension or discontinuance of, any payments provided for in Section 4.1 hereof, (ii) will perform and observe all of its other agreements contained in this Agreement and (iii) will not suspend the performance of its obligations hereunder for any cause including, without limiting the generality of the foregoing, any acts or circumstances that may constitute failure of consideration, failure of or a defect of title to the Project or any part thereof, eviction or constructive eviction, destruction of or damage to the Project, commercial frustration of purpose, any change in the tax or other laws or administrative rulings of or administrative actions by the United States of America or the State or any political subdivision of either, or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement.  Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained; and in the event the Issuer shall fail to perform any such agreement on its part, the Company may institute such action against the Issuer as the Company may deem necessary to compel performance or recover damages for nonperformance provided that no such action shall (i) violate the agreements on the part of the Company contained in the first sentence of this Section 4.2 or (ii) diminish the payments and other amounts required to be paid by the Company pursuant to Section 4.1 hereof.

Section 4.3.

Payments Pledged.  It is understood and agreed that all payments made by the Company hereunder (except those made under Sections 5.4, 5.11 and 6.4 hereof) are assigned to the Trustee by the Indenture.  The Company assents to such assignment and hereby agrees that its obligation to make such payments shall be absolute and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Issuer of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer.  The Indenture has been submitted to the Company for examination, and the Company acknowledges, by execution of this Agreement, that it has approved the Indenture and hereby consents to the pledge and assignment therein made by the Issuer to the Trustee as security for payment of the principal of and interest on the Bonds.  The Issuer agrees to perform and observe all of its agreements in the Indenture and the Bonds.

To further secure the payment of the principal of, premium, if any, and interest on the Bonds, and the performance of all the other covenants of the Company contained in this Agreement, the Company does hereby grant to the Issuer a security interest in the Company’s right, title and interest, if any, in any and all moneys and securities from time to time on deposit in the Bond Fund, the Construction Fund, the Debt Service Reserve Fund and any other fund or account established under the Indenture, together with all income thereon and proceeds thereof and all substitutions and additions thereto.

Section 4.4.

Payment of Trustee and Paying Agent Expenses.  In addition to its obligations under Section 4.1 hereof, the Company also agrees to pay to the Trustee until the principal of and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the provisions of the Indenture, (i) an amount equal to the annual fee of the Trustee for the Ordinary Services of the Trustee, as trustee, rendered and its Ordinary Expenses incurred under the Indenture, as and when the same become due, (ii) the reasonable fees, charges and expenses of the Trustee, as Bond Registrar and paying agent, and any other paying agent on the Bonds for acting as paying agent as provided in the Indenture, as and when the same become due, and (iii) the reasonable fees, charges and expenses of the Trustee for the necessary Extraordinary Services rendered by it and Extraordinary Expenses incurred by it under the Indenture, as and when the same become due.

ARTICLE V

SPECIAL COVENANTS

Section 5.1.

Limited Liability of Issuer.  The Bonds are nonrecourse revenue bonds of the Issuer payable solely from the Revenues and funds pledged for their payment as authorized by the Act.  Neither the State, Gooding County, Idaho or any other municipal corporation, quasi-municipal corporation, subdivision or agency thereof is obligated to pay the obligations hereunder, the principal of, premium, if any, or interest on the Bonds, or the other costs incident thereto.  No tax funds or governmental revenue may be used to pay the principal of, premium, if any, or interest on the Bonds.  Neither any or all of the faith and credit nor the taxing power of the State, Gooding County, Idaho or any other municipal corporation, quasi-municipal corporation, subdivision or agency thereof is pledged to the payment of the principal of, premium, if any, or interest on the Bonds.  The Issuer has no taxing power.

Section 5.2.

Issuer’s Right of Access to the Project.  The Company agrees that the Issuer and its duly authorized agents shall have the right, upon reasonable advance notice, and subject to such limitations, restrictions and requirements as the Company may reasonably prescribe for Project security and safety reasons and in order to preserve secret processes and formulae, at all reasonable times to enter upon and to examine and inspect the Project.  Information and data contained in the books and records of the Company shall be considered proprietary and shall not be disclosed by the Trustee or the Issuer.  The Company warrants and represents that it has good and sufficient title to the site of the Project to permit the construction, installation, maintenance and operation of the Project as contemplated herein.

Section 5.3.

Company to Maintain Its Existence; Conditions Under Which Exceptions Permitted.  The Company will do all things necessary to observe organizational formalities and preserve its existence, and the Company will not, nor will the Company permit any constituent party to amend, modify or otherwise change the formation certificate, operating agreement or other organizational documents of the Company.  The Company will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including the Guarantor and any affiliate of the Company or the Guarantor), and shall conduct business in its own name and shall maintain and utilize separate invoices and checks.  The Company shall correct any known misunderstanding regarding its status as a separate entity and shall not identify itself or any of its affiliates as a division or part of the other.

Section 5.4.

Release and Indemnification Covenants.  The Company releases the Issuer (including any person at any time serving as a member, officer or employee of the Issuer) and the Trustee from, agrees that the Issuer (including any person at any time serving as a member, officer or employee of the Issuer) and the Trustee shall not be liable for, and agrees to indemnify and hold the Issuer (including any person at any time serving as a member, officer or employee of the Issuer) and the Trustee harmless from, (i) any liability for any loss or damage to property or any injury to, or death of, any person that may be occasioned by any cause whatsoever pertaining to the Project, other than such loss or damage caused by the gross negligence or intentional misconduct of the Issuer, or any person at any time serving as a member, officer or employee of the Issuer, or (ii) any liabilities, losses or damages, or claims therefor, arising out of the failure, or claimed failure, of the Company to comply with its covenants contained in this Agreement or arising from any act or failure to act by the Company, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm, corporation or other entity occurring in or about the Project, including, in each such case, reasonable attorneys’ fees to the extent permitted by law.  The Company agrees to indemnify and hold the Issuer (including any person at any time serving as a member, officer, director or employee of the Issuer) and the Trustee harmless to the fullest extent permitted by law from any losses, costs, charges, expenses (including reasonable attorneys’ fees to the extent permitted by law), judgments and liabilities incurred by it or them, as the case may be, in connection with any action, suit or proceeding instituted or threatened in connection with the transaction contemplated by this Agreement, the Guaranty or the Limited Liability Company Pledge Agreement dated as of November 1, 2006 from the Corporation to the Trustee, including, without limitation, the authorization, issuance and sale of the Bonds, and the provision of any information furnished in connection therewith concerning the Project or the Company (including, without limitation, any information furnished by the Company for inclusion in any certifications made by the Issuer under Section 3.7 hereof) other than such losses, costs, claims, expenses (including reasonable attorneys’ fees to the extent permitted by law), judgments and liabilities caused by the gross negligence or intentional misconduct of the Issuer or any person at any time serving as a member, officer, director or employee of the Issuer.  If any such claim is asserted, the Issuer, any individual indemnified herein or the Trustee, as the case may be, will give prompt notice to the Company and the Company will assume the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion; provided that failure of such indemnified party to give such notice shall not relieve the Company from any of its obligations under this Section unless such failure materially prejudices the defense of such action or proceeding by the Company.  If conflicting defenses among the indemnified parties or between any indemnified party and the Company require that separate counsel be employed, the Company shall agree to pay the reasonable cost of such separate counsel.  Otherwise, an indemnified party who employs separate counsel and participates in the defense of such action or proceeding shall do so at its own expense.  It is understood that the Company shall not be liable for any settlement without its consent.  The obligation of the parties under this Section shall survive the termination of this Agreement.

The Company specifically agrees to indemnify and hold harmless the Issuer and the Trustee from and against any and all costs, loss, liability, claim, obligation, penalty, fine, damages (including punitive damages), including but not limited to reasonable attorney fees and expenses, the fees and expenses associated with environmental testing, investigation, remedial design, removal and remediation, arising out of or resulting from any violation or non-compliance with any applicable federal, state or local environmental law, now existing or which may exist in the future, specifically including any release or threatened release of any “hazardous substance,” as defined and applied in 42 U.S.C. 9601 et seq., or the existence at the site of the Project of any “hazardous waste” as defined and applied in 42 U.S.C. 6901 et seq. “Environmental Law,” as used herein, shall mean any federal, state, or local law, regulation, ordinance, or order pertaining to the protection of the environment and the health and safety of the public, including but not limited to the aforementioned statutes.

The Company agrees to indemnify and hold harmless the Trustee, the Bondholders and each of their respective Affiliates against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under any statute or at common law or otherwise, including without limitation, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Limited Offering Memorandum relating to the Bonds or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company agrees to pay when due to the Issuer, upon written request, or to promptly reimburse the Issuer for (i) its fee, if any, for issuing the Bonds, (ii) all costs incurred by the Issuer in connection with the financing of the Project, except as may be paid out of the proceeds of the Bonds, including without limitation, any necessary expenses incurred or advances reasonably made by the Issuer while engaged in the performance of its duties as such Issuer, (iii)

the reasonable fees and expenses of counsel to the Issuer and (iv) all publication, filing and recording fees.  In the event the Company should fail to make any of the payments required in this Section 5.4, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at the rate of interest then borne by the Bonds from the due date thereof until paid.

Section 5.5.

Annual Statements.  The Company agrees to furnish to the Issuer, the Trustee and the Bondholders as soon as available, and in any event within 120 days after the end of each fiscal year, copies of the balance sheet of the Company as at the end of such fiscal year, and of the statements of income, retained earnings and changes in financial condition of the Company for such fiscal year.  Such balance sheet and statements shall be prepared in reasonable detail, in accordance with generally accepted accounting principles, and shall be accompanied by the report thereon of an independent public accountant.  In the event that the Company is required to file Form 10-K under the Securities Exchange Act of 1934, as amended, the Company may, in lieu of furnishing the financial statements hereinabove described, furnish such Form 10-K to the Issuer and the Trustee promptly after such report is available.

Section 5.6.

Tax Exempt Status of the Bonds.  The Company covenants and agrees that it has not taken or permitted and will not take or permit to be taken, and the Issuer covenants and agrees that it has not taken and will not take, any action which results in interest paid on the Bonds being includable in gross income of the owners of the Bonds for federal income tax purposes; provided, however, that such covenant and agreement shall not require either the Company or the Issuer to enter an appearance in or intervene in any administrative, legislative or judicial proceeding in connection with any changes in applicable laws, rules or regulations, or decisions of any court or administrative agency or other governmental body affecting the taxation of interest on the Bonds.

Section 5.7.

Insurance Required.  The Company shall keep the Project insured and proceeds of insurance shall be used in the manner provided in the Mortgage.  An Authorized Company Representative shall provide a certificate to the Trustee as to the Company’s compliance with the provisions of this Section at least annually.

Section 5.8.

Insurance Proceeds.  All proceeds of insurance against property damage shall be made payable pursuant to the Mortgage and the Company shall collect and retain such proceeds to be used as hereinafter provided to the extent permitted under the Mortgage.

Section 5.9.

Redemption of Bonds.  The Issuer covenants that from time to time it shall take all steps that may be necessary under the provisions of the Indenture to effect redemption of all or part of the then outstanding Bonds in accordance with Section 302 of the Indenture.

Section 5.10.

No Other Assets or Business.  The Company will not own any asset or property other than (i) its interests in the Project, and (ii) incidental personal property necessary for the ownership or operation of the Project.  The Company will not engage in any business other than the ownership, management and operation of the Project, and the Company will conduct and operate its business as presently conducted and operated.

Section 5.11.

Taxes and Governmental Charges.  The Company will promptly pay, as the same become due, all lawful taxes, assessments and governmental charges of any kind whatsoever including, without limitation, income, profits, property and excise taxes levied or assessed by federal, state or any municipal government upon the Issuer with respect to the Project or any part thereof or any payments under this Agreement.  The Issuer agrees to give the Company prompt notice of any such assessment or governmental charge.  The Company may, at its expense and in its own name and behalf or in the name and behalf of the Issuer, if it is a necessary party thereto, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, provided during such period enforcement of any such contested item shall be effectively stayed so as not to result in a forfeiture or the Company has irrevocably set aside funds sufficient to pay such taxes, assessments or other charges if such contest is unsuccessful.  The Issuer at the expense of the Company will cooperate fully with the Company in any such contest.

Section 5.12.

Maintenance.  The Company shall cause the Project, including all appurtenances thereto and any personal property therein and thereon, to be kept and maintained in good repair and good operating condition so that the Project will continue to constitute Exempt Facilities for the purposes of the operation thereof as required by Section 5.14 hereof and in accordance with the Act.  To the extent permitted by the Mortgage and so long as such shall not be in violation of the Act or impair the character of the Project as Exempt Facilities or the federal tax-exempt status of interest on the Bonds, and provided there is continued compliance with applicable laws and regulations of governmental entities having jurisdiction thereof, the Company shall have the right to remodel the Project or any portion thereof or make additions, modifications and improvements thereto, from time to time as it, in its discretion, may deem to be desirable for its uses and purposes, the cost of which remodeling, additions, modifications and improvements shall be paid by the Company and the same shall, when made, become a part of the Project.

Section 5.13.

Removal of Portions of the Project.  The Company shall not be under any obligation to renew, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary portions of the Project, except to the extent required under the Mortgage or Section 5.12 hereof and to the extent, if any, necessary to ensure the continued character of the Project as Exempt Facilities or the federal tax-exempt status of interest on the Bonds; and the Company shall have the right from time to time to substitute personal property or fixtures for any portions of the Project provided that the personal property or fixtures so substituted shall not impair the character of the Project as Exempt Facilities or adversely affect the federal tax-exempt status of interest on the Bonds.  Any such substituted property or fixtures shall, when so substituted, become a part of the Project.  To the extent permitted by the Mortgage and Section 5.12 hereof, and so long as it does not adversely affect the federal tax-exempt status of interest on the Bonds, the Company shall also have the right to remove any portions of the Project without substitution thereof; provided, that the Company shall deliver to the Trustee a certificate signed by an Engineer describing said portions of the Project and stating that the removal of such property or fixtures will not impair the character of the Project as Exempt Facilities.

Section 5.14.

Operation of Project.  The Company will, subject to its obligations and rights to maintain, repair and/or remove portions of the Project, as provided in Sections 5.12 and 5.13 hereof, and subject to applicable law, cause the operation of the Project to continue, so long as and to the extent that operation thereof is required to comply with the laws or regulations of governmental entities having jurisdiction thereof or unless the Issuer shall have approved the discontinuance of such operation (which approval may be withheld in the Issuer’s sole and absolute discretion); provided, that no such discontinuation shall be permitted it if would adversely affect the federal tax exempt status of interest on the Bonds.  The Company will, within the design capabilities thereof, cause the Project to be operated and maintained, in all material respects, in accordance with all applicable, valid and enforceable rules and regulations of the U.S. EPA and the State EPA; provided, that the Company reserves the right to contest in good faith any such rules or regulations.  The Company agrees that sufficient qualified operating personnel will be retained and operational tests and measurements necessary to determine compliance with the preceding sentence will be performed to insure proper and efficient operation and maintenance of the Project from the time of commencement of operation thereof.

Nothing contained in this Agreement or the Indenture shall be construed to require or authorize the Issuer to operate the Project itself or to conduct any business enterprise in connection therewith.

Section 5.15.

Damage; Destruction and Eminent Domain.  If, during the term of this Agreement, the Project or any portion thereof is destroyed or damaged in whole or in part by fire or other casualty, or title to, or the temporary use of, the Project or any portion thereof shall have been taken by the exercise of the power of eminent domain, and the Issuer, the Company or the Trustee receives Net Proceeds from insurance or any condemnation award in connection therewith, the Company, to the extent it is not required to prepay the indebtedness hereunder in accordance with Section 7.1 hereof and Articles 5 and 6 of the Mortgage and as otherwise permitted by the Mortgage (and unless it shall have exercised its option to prepay the indebtedness hereunder pursuant to the provisions of Section 7.1 hereof), shall cause such Net Proceeds or an amount equal thereto (i) to be used for the repair, construction or improvement of such facilities, or such portion thereof, as Exempt Facilities, or (ii) to be used for the acquisition, construction or improvement of additional Exempt Facilities within the State for use in connection with the operations of the Company, provided that the Company shall first have obtained the approval of the Authorized Issuer Representative and a Favorable Opinion of Bond Counsel or a ruling of the Internal Revenue Service that the proposed use pursuant to this clause (ii) will not under applicable statutes and regulations cause the interest on the Bonds to become includable in the gross income of the owners of the Bonds for federal income tax purposes, or (iii) to be deposited into the Bond Fund (but only for application, as instructed by the Authorized Company Representative, to the purchase of Bonds for the purposes of cancellation in the manner provided in the Indenture), or (iv) to be used for any combination of the purposes permitted by (and subject to the conditions described in) clauses (i), (ii) and (iii) above.  It is hereby acknowledged and agreed that any Net Proceeds are subject to the lien of the Mortgage and shall be disposed of in accordance with the terms and provisions of the Mortgage and that any obligations of the Company under this Section 5.15 not satisfied by application of the Net Proceeds shall be limited to the general credit of the Company and do not require disposition of the Net Proceeds contrary to the requirements of the Mortgage.

Section 5.16.

Debt Service Coverage Ratio.  The Company covenants to maintain a minimum Debt Service Coverage Ratio of 1.10:1 after the first full year of operations of the Project.  If the Company fails to maintain the minimum Debt Service Coverage Ratio for two consecutive years, based on the Company’s audited financial statements, the owners of not less than a majority in aggregate principal amount of the Bonds then outstanding may hire a third-party manager to implement a new management plan, at the expense of the Company.  For purposes of this Section, “Debt Service Coverage Ratio” means the ratio obtained by dividing (A) EBITDA by (B) the sum of the principal and interest due with respect to the Bonds for the then current fiscal year, as such ratio shall be determined as of the date of any such determination by the Company’s certified public accountants on the basis of the Company’s most recent annual audited financial statements, and “EBITDA” means the sum, without duplication, of the following for the Company:  net income determined in accordance with generally accepted accounting principles, consistently applied, plus, (a) interest expense, (b) taxes on income, whether paid, payable or accrued, (c) depreciation expense, (d) amortization expense, (e) all other non-cash, non-recurring charges and expenses, excluding accruals for cash expenses made in the ordinary course of business, and (f) loss from any sale of assets, other than sales in the ordinary course of business, minus (x) gains from any sale of assets, other than sales in the ordinary course of business and (y) other extraordinary or non-recurring gains, all of the foregoing items (a) through (f) and (x) and (y) determined in accordance with generally accepted accounting principles consistently applied.

Section 5.17.

Workers’ Compensation Coverage.  Throughout the term of this Agreement, the Company shall comply, or cause compliance, with applicable workers’ compensation laws of the State.

Section 5.18.

Contracts with the Guarantor.  The Company will not enter into any contract or agreement with the Guarantor, any affiliate of the Company or the Guarantor, or the owner of any beneficial interest in the Company or the Guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

Section 5.19.

Indebtedness.  The Company will not incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Bonds, and (ii) unsecured trade debt customarily payable within thirty (30) days.

Section 5.20.

Loans and Advances.  The Company will not make any loans or advances to any third party (including the Guarantor or any Affiliate of the Company or the Guarantor), and shall not acquire obligations or securities of its Affiliates.

Section 5.21.

Bankruptcy and Insolvency.  The Company is and will remain solvent and the Company will pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.  The Company shall not institute proceedings to have the Company adjudicated as bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against the Company; or file a petition or consent to a petition seeking reorganization or relief on behalf of the Company under any applicable state or federal law relating to bankruptcy or insolvency; or consent to the appointment of a receiver, conservator, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property; or make or consent to the making of any assignment for the benefit of the Company’s creditors; or cause the Company to admit in writing its inability to pay its debts generally as they become due or admit that it is otherwise insolvent; or take any action or cause the Company to take any action, in furtherance of the foregoing.

Section 5.22.

Adequate Capital.  The Company will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

Section 5.23.

Liquidation, Dissolution, Consolidation, Merger and Sale of Assets.  The Company will not seek or effect the liquidation, dissolution, winding up, consolidation or merger, in whole or in part, of the Company.  The Company shall not sell all or substantially all of the assets of the Company to any other person (including, without limitation, any of its members or Affiliates).

Section 5.24.

Commingling of Funds.  The Company will not commingle the funds and other assets of the Company with those of the Guarantor, or any Affiliate of the Company or the Guarantor, or any other person.

Section 5.25.

Segregation of Assets.  The Company will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of the Guarantor or any Affiliate of the Company or the Guarantor, or any other person.

Section 5.26.

Responsibility for Debts of Others.  The Company will not hold itself out to be responsible for the debts or obligations of any other person.

Section 5.27.

Funding of Operating Reserve Fund.  The Company will cause the Corporation to fund the Operating Reserve Fund, in the amounts and within the time frames specified in the Indenture, from proceeds of the exercise of the Corporation’s rights under the SEDA or from any other source which does not constitute or is not generated by income, revenues, cash or any other asset or property of the Company.

ARTICLE VI

EVENTS OF DEFAULT AND REMEDIES

Section 6.1.

Events of Default Defined.  The following shall be “events of default” under this Agreement and the terms “event of default” or “default” shall mean, whenever they are used in this Agreement, any one or more of the following events:

(a)

The occurrence of an “event of default” under the Mortgage, as such term is defined therein.

(b)

Failure by the Company to make loan payments required under Section 4.1 hereof sufficient to make due and punctual payments of the principal of any Bond when the same shall have become due and payable, whether at maturity, by declaration or otherwise; or failure by the Company to make loan payments required under Section 4.1 hereof sufficient to make due and punctual payment of interest on any Bond and such failure to pay interest shall have continued for 5 days; provided, however, that failure to pay with respect to Bonds called for optional redemption when a conditional call has been given will not constitute a “default” hereunder.

(c)

Any breach by Company of its covenants contained in Sections 5.3, 5.10, 5.18, 5.19, 5.20, 5.21, 5.22, 5.23, 5.24, 5.25, 5.26 or 5.27 of the Agreement.

(d)

Any material breach by the Company of any representation or warranty made in this Agreement or in any certificate, report or other financial statement or other instrument, notice, demand, request or document delivered pursuant hereto, or any failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed, other than as referred to in subsections (a), (b) and (c) of this Section, for a period of 60 days after written notice specifying such failure and requesting that it be remedied, given to the Company by the Trustee or the Issuer, unless (i) the Trustee and the Issuer shall agree in writing to an extension of such time prior to its expiration or (ii) if the default be such that it cannot be corrected within the applicable period, corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected.

(e)

The occurrence of an “event of default” under the Indenture.

(f)

If final judgment for the payment of money shall be rendered against the Company and the Company shall not discharge the same or cause it to be discharged within 120 days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal.

(g)

If the Company shall make an assignment for the benefit of creditors or if the Company shall generally not be paying its debts as they become due.

(h)

If a receiver, liquidator or trustee of the Company shall be appointed or if the Company shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in, by the Company or if any proceeding for the dissolution or liquidation of the Company shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by the Company, upon the same not being discharged, stayed or dismissed within 60 days.

The foregoing provisions of Section 6.1(d) are subject to the following limitations:  If by reason of force majeure the Company is unable in whole or in part to carry out the agreements on its part herein contained other than the obligations on the part of the Company contained in Article IV and Sections 5.4, 5.11 and 6.4 hereof the Company shall not be deemed in default during the continuance of such inability.  The term “force majeure” as used herein shall mean, without limitation, the following:  acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States of America or of the State or any of their departments, agencies, or officials, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquake; fire; tornadoes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission lines, pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Company.  The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

Section 6.2.

Remedies on Default.  Whenever any event of default referred to in Section 6.1 hereof shall have happened and be subsisting, the Issuer may take any one or more of the following remedial steps:

(a)

Declare all amounts payable by the Company under Section 4.1 hereof to be immediately due and payable, if the principal of and accrued interest on the Bonds shall have been declared due and payable under Section 902 of the Indenture.

(b)

In the event any of the Bonds shall at the time be outstanding and unpaid, the Issuer may have access to and inspect, examine and make copies of the books and records and any and all accounts, data and income tax and other tax returns of the Company as the Issuer may reasonably request but only, however, insofar as they pertain to the Project.

(c)

The Issuer, without the consent of the Trustee, but only after written notice to the Trustee, may take whatever action at law or in equity as may appear necessary or desirable to enforce performance and observance of any obligation, agreement or covenant of the Company set forth herein.

Any amounts collected as repayment of the loan under Section 4.1 hereof and any other amounts which would be applicable to payment of principal of and interest on the Bonds collected pursuant to action taken under this Section or by the Trustee (but only with respect to the Bonds) under the Mortgage , the Guaranty or the Collateral Assignment shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if the outstanding Bonds have been paid and discharged in accordance with the provisions of the Indenture, shall be paid as provided in Section 509 of the Indenture for transfers of remaining amounts in the Bond Fund.

Section 6.3.

No Remedy Exclusive.  No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute.  No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle the Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.  Such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee, and the Trustee and the owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

Section 6.4.

Agreement to Pay Attorneys’ Fees and Expenses.  In the event the Company should default under any of the provisions of this Agreement and the Issuer or the Trustee should employ attorneys or incur other expenses for the collection of the amount due on the Bonds or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Trustee, the Issuer or, if so directed by the Issuer, to the attorneys for the Issuer the reasonable fee of such attorneys and such other reasonable expenses so incurred by or on behalf of the Issuer or the Trustee.  If any such expenses are not so reimbursed, the amount thereof, together with interest thereon from the date of demand for payment at the rate of interest borne by the Bonds, shall, to the extent permitted by law, constitute indebtedness secured by the Indenture and in any action brought to collect such indebtedness, the Trustee or the Issuer, as applicable, shall be entitled to seek the recovery of such expenses in such action except as limited by law or by judicial order or decision entered in such proceedings.

Section 6.5.

No Additional Waiver Implied by One Waiver; Consents to Waivers.  In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.  No waiver shall be effective unless in writing and signed by the party making the waiver.  The Issuer shall have no power to waive any default hereunder by the Company without the consent of the Trustee to such waiver.

ARTICLE VII

PREPAYMENT

Section 7.1.

Option to Prepay.  The Company shall have and is hereby granted the option to prepay the indebtedness hereunder in whole, or in part as provided in Section 301 of the Indenture, at any time and from time to time upon the occurrence of the events set forth in Section 301 of the Indenture.  At the written direction of the Authorized Company Representative such prepayments shall be applied to the redemption of the Bonds in whole or in part in accordance with Section 301 of the Indenture or to provide for the payment of the Bonds in accordance with Article VIII of the Indenture.  The Company covenants and agrees that it will exercise its option to prepay the indebtedness hereunder and redeem Bonds pursuant to Section 301(1) of the Indenture to the extent required in Articles 5 and 6 of the Mortgage.

Section 7.2.

Obligation to Prepay.  The Company covenants and agrees that if the Bonds are or become subject to mandatory redemption, it will prepay the indebtedness hereunder in an amount sufficient to redeem the Bonds on the date fixed for the redemption of the Bonds.  The Company covenants to promptly give notice in writing to the Trustee and the Issuer of the occurrence of any event of which the Company has knowledge which would require the mandatory redemption of any of the Bonds, except for mandatory sinking fund redemptions pursuant to Section 308 of the Indenture.

ARTICLE VIII

MISCELLANEOUS

Section 8.1.

Binding Effect.  The Company shall not assign or delegate any of its rights and obligations hereunder without the prior written consent of the Trustee, which may be withheld in its sole and absolute discretion.  Without limiting the foregoing restriction on assignment, this Agreement shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.  All of the understandings, covenants and agreements contained herein are solely for the parties hereto, and, except for the Bondholders and their Affiliates where applicable, there are no other parties who are in any way intended to be benefited by, or entitled to enforce, this Agreement.

Section 8.2.

Execution in Counterparts.  This Agreement may be executed in several counterparts, each of which shall be an original and all of which constitute but one and the same instrument.

Section 8.3.

Amendments, Changes and Modifications.  Subsequent to the initial issuance of the Bonds and prior to payment or provision for the payment of the Bonds in full (including interest thereon) in accordance with the provisions of the Indenture, this Agreement may not be amended, changed, modified, altered or terminated except as provided in Article XII of the Indenture and with the consent of the Trustee.

Section 8.4.

Severability.  In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 8.5.

Members, Managers, Directors, Officers and Employees Exempt from Personal Liability.  No recourse under or upon any obligation, covenant or agreement herein contained or for any claim based thereon or otherwise in respect thereof, shall be had against any member, manager, director, officer or employee, as such, past, present or future, of the Company or of any predecessor or successor entity, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement is solely an obligation of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the members, managers, directors, officers or employees, as such, of the Company or of any predecessor or successor entity, or any of them, under or by reason of the obligations, covenants or agreements contained in this Agreement or implied therefrom; and that any and all such personal liability of, either at common law or in equity or by constitution or statute, and any and all such rights and claims against, every such member, manager, director, officer or employee, as such, under or by reason of the obligations, covenants or agreements contained in this Agreement, or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement.

Section 8.6.

Amounts Remaining in Bond Fund.  Any amounts remaining in the Bond Fund upon expiration or sooner termination of this Agreement, as provided in this Agreement, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture), and the fees, charges and expenses of the Issuer, the Trustee and any paying agent and all other amounts required to be paid under this Agreement and the Indenture shall be paid to the Company by the Trustee as overpayment of the payments due hereunder.

Section 8.7.

Notices.  It shall be sufficient service of any notice or other paper on the Issuer if the same shall be duly mailed to the Issuer by registered or certified mail, delivered by hand (including by courier service) or sent by confirmed facsimile transmission addressed to it at c/o Gooding County Courthouse, 624 Main Street, Gooding, Idaho 83330, Telecopy number 208- 934-5085, Attention: President, or to such address as the Issuer may from time to time file with the Trustee and the Company.  It shall be sufficient service of any notice or other paper on the Company if the same shall be duly mailed by registered or certified mail, delivered by hand (including by courier service) or sent by confirmed facsimile transmission addressed to it at 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, Telecopy number 208-529-1014, Attention:  Manager, or to such other address as the Company may from time to time file with the Issuer and the Trustee.  It shall be sufficient service of any notice or other paper on the Trustee if the same shall be duly mailed to the Trustee by registered or certified mail, delivered by hand (including by courier service) or sent by confirmed facsimile transmission addressed to it at 877 West Main Street, Third Floor, MAC: U1858-033, Boise, Idaho 83702, Telecopy number 208-398-5404, Attention: Twyla D. Gauthier, or to such other address as the Trustee may from time to time file with the Issuer and the Company.  A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Company to the other shall also be given to the Trustee.

Section 8.8.

Further Assurances.  The Company agrees and undertakes to perform any and all obligations of the Issuer under and pursuant to Section 403 of the Indenture.  The Company further agrees to direct the Trustee to file security instruments as provided in Section 404 of the Indenture.

Section 8.9.

Applicable Law.  This Agreement shall be governed exclusively by and construed in accordance with the laws of the State.

Section 8.10.

Term of the Agreement.  This Agreement shall be in full force and effect from the date hereof and shall continue in effect so long as (i) any Bonds are outstanding or (ii) the Trustee shall hold any moneys under Article VIII of the Indenture, whichever is later.  All representations and certifications by the Company as to all matters affecting the federal tax-exempt status of the Bonds shall survive the termination of this Agreement.

Section 8.11.

Extent of Covenants of the Issuer; No Personal Liability.  All covenants, obligations and agreements of the Issuer contained in this Agreement or the Indenture shall be effective to the extent authorized and permitted by applicable law.  No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future member, officer, agent or employee of the Issuer in other than his official capacity, and neither the members of the Issuer nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the covenants, obligations or agreements of the Issuer contained in this Agreement or in the Indenture.

No recourse shall be had for the payment of the principal of or interest on any of the Bonds or for any claim based thereon or upon any obligation, covenant or agreement in this Agreement contained, against any past, present or future member, director, officer, employee or agent of the Issuer, or any incorporator, officer, director or member of any successor entity, as such, either directly or through the Issuer or any successor entity, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such member, director, officer, employee or agent as such is hereby expressly waived and released as a condition of and in consideration for the execution of this Agreement and the issuance of any of the Bonds.

IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective names and the Issuer has caused its seal to be hereunto affixed and attested by its duly authorized officer, all as of the date first above written.

THE INDUSTRIAL DEVELOPMENT CORPORATION OF GOODING COUNTY, IDAHO

By____________________________________

                              President

(SEAL)

Attest:

__________________________________

                          Secretary

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC

By Intrepid Technology and Resources, Inc.,

Its Manager

By

     Dr. Dennis D. Keiser, Chief Executive
   Officer

EXHIBIT A

Exhibit A to Loan Agreement dated as of November 1, 2006 between The Industrial Development Corporation of Gooding County, Idaho and Intrepid Technology and Resources Biogas, LLC.

PROJECT DESCRIPTION

Whitesides Dairy Facility

 - 8 Digester Tanks

 - Access Platforms

 - Building and Foundation

 - Dump Aprons and Mix Tank

 - Mix Tank Mixers

 - Manure Feed System

 - Manure Heating System

 - Digester Waste Collection System

 - Digester Solid Separation System

 - Digester Overflow Collection System

 - Digester BioGas Collection System

 - BioGas Conditioning

 - Instrumentation & Controls

West Point Dairy Facility

 - 15 Digester Tanks

 - Access Platforms

 - Building and Foundation

 - Manure Feed System

 - Manure Heating System

 - Digester Waste Collection System

 - Digester Solid Separation System

 - Digester Overflow Collection System

 - Digester BioGas Collection System

 - BioGas Conditioning

 - Instrumentation & Controls